                                                                  EXHIBIT 10.6

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of April l, l997, between CARTER-WALLACE, INC., a Delaware corporation (the "Company"), as the employer, and RALPH LEVINE (the "Executive"), as the employee.

                                               W I T N E S S E T H:

                  WHEREAS, the Executive has been employed by the Company
in an executive capacity for a number of years; and
                  WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth;
                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and the Executive agree as follows:
                  1. Period of Employment. The Company shall employ the Executive for a period commencing as of the date hereof and continuing for a period of five (5) years from September 1st of any year in which the Board of Directors decides, without cause, to terminate this Agreement.
                  2.       Compensation.  (a)     The Executive shall be paid a
base salary at the rate of not less than $850,000 per year, payable in equal semi-monthly installments. Notwithstanding the foregoing, said base salary may be increased (but not decreased) as determined by the Company in accordance with the policies of the Company and said increased salary shall thereafter be the base salary of the Executive. In addition, the Executive shall be entitled to participate in any retirement, pension, profit sharing, bonus, stock option and restricted stock award plans, and death and life insurance benefits and medical insurance programs, of the Company, now in existence or hereafter adopted, in which other executive employees participate, in accordance with the terms of any such plan, benefit or program.
                  3. Reimbursement for Expenses. The Company shall reimburse the Executive in a manner consistent with the policies of the Company for all reasonable expenses of the Company incurred or paid by the Executive in discharge of his duties hereunder.
                  4. Duties and Title of Executives. The Executive shall have such titles and shall perform such duties in an executive capacity as may be assigned to him from time to time by the Board of Directors of the Company. Initially, the Executive shall have the title of President and Chief Operating Officer, and shall have the powers and duties that are normally exercised in and ordinarily pertain to these positions.
                  To the extent feasible and consistent with applicable law, the Company shall use its best efforts to cause the Executive to be elected a director of the Company.
                  The Executive's office shall be located at the Company's executive office located at 1345 Avenue of the Americas, New York, New York 10105 or in such other suitable space in New York City as the Board of Directors may select.

                  5. Acceptance by Executive. The Executive accepts the aforementioned employment at the compensation specified above. During the term of this Agreement, the Executive shall devote his best efforts to the service of the Company and to the performance of the duties specified above competently, carefully and faithfully. The Executive shall be permitted to take an amount of vacation in each year of his employment in conformance with Company vacation policy.
                  6. Covenant Not to Compete. Except with the prior written consent of the Company authorized by a resolution adopted by the Board of Directors of the Company, during the period of employment hereunder and for a period of one year after the termination of such employment for any reason, the Executive will not, and will not permit any corporation, partnership or other business entity in which the Executive has a financial interest, to engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by the Executive of not more than one per cent of the capital stock of any other corporation or a one per cent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 6.
                  7.       Secrecy.  The Executive recognizes and
acknowledges that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. The Executive will not, during the term of his employment or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Board of Directors of the Company, unless such information shall have previously become public knowledge.
                  8. Termination. (a) The employment of the Executive by the Company may be terminated at any time, as follows:
                           (i)      The Board of Directors, by a vote of a
majority of the Board of Directors, may terminate the employment of the Executive if the conduct of the Executive shall, in the opinion of the Board of Directors, constitute just cause for immediate dismissal. As used herein, the term "just cause" shall mean conduct justifying immediate dismissal, consisting of theft, conviction of a felony, insubordination, gross neglect of duty, breach of any covenant contained in Section 6 or 7 hereof, habitual drunkenness, or excessive absenteeism not related to illness.
                           (ii)  The employment of the Executive shall
terminate if the Executive shall voluntarily leave the employment of the Company.
                           (iii)  The Board of Directors of the Company, by a
vote of a majority of the Board of Directors, may terminate the employment of the Executive if it shall determine that the Executive has become incapacitated or disabled to such an extent that he is incapable of performing the duties and services required to be performed hereunder for a period or periods aggregating in excess of six months in any twelve month period.
                           (iv)      The employment of the Executive shall
terminate if the Executive shall die.
                  (b) If the Executive's employment is terminated under clauses
(i) or (ii) of Section 8(a), the Company shall have no further obligations to the Executive hereunder, except the Company shall pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary up to the date of such termination.
                  (c) If the Executive's employment is terminated pursuant to clause (iii) of Section 8(a), the Company shall (i) pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary and bonus under the Company's Profit Sharing Plan prorated to the date of such termination, and for this purpose a simple proration shall be made on a monthly basis, including the month during which the termination took place; and (ii) shall make, or cause to be made, payments to the Executive, including any payments made to the Executive under the Company's Long-Term Disability Income Plan, equal to Sixty Percent (60%) of the Executive's base salary, payable in equal semi-monthly payments, from the date of such termination until the earlier of the date on which the Executive reaches age 65 or the death of the Executive.
                  (d) If the Executive's employment is terminated pursuant to clause (iii) of Section 8(a) and the Executive shall subsequently die before September 1 in the fifth year following such termination, or if the Executive's employment is terminated pursuant to clause (iv) of Section 8(a), the Company shall (i) pay to the Executive's estate the full compensation due to the Executive and not theretofore paid, for base salary and bonus prorated to the date of such termination, and for this purpose, a simple proration shall be made on a monthly basis, including the month during which the termination took place; (ii) pay in the manner directed by the Executive's will the total amount of all deferred compensation payable to the Executive and not theretofore paid under the Company's Executives' Additional Compensation Plan; (iii) use its best efforts to cause all insurance proceeds to which the Executive's designated beneficiary or beneficiaries are entitled under all Company sponsored insurance plans covering the Executive to be paid to such beneficiary or beneficiaries; and (iv) cause the Executive's contributions to the Company's retirement plan to be paid as directed by the Executive's will.
                  (e) If, at any time, the Company terminates the Executive's employment without cause, the Executive shall not have any right to participate in the stock option and restricted stock award plans of the Company, but the Executive's participation in and coverage under other Company plans and programs, including the Executive Health Plan, shall continue for the term of this Agreement and thereafter in accordance with the terms of said plans and programs and the Executive shall be entitled to whatever other rights he has against the Company at law or in equity.

                  9. Remedies. In the event of a breach or threatened breach by the Executive of the provisions of Section 6 or Section 7 of this Agreement, the Company shall be entitled to seek an injunction restraining the Executive from violating either of said provisions. If the Executive shall breach or threaten to breach any of the provisions of Section 6 or Section 7 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to the Executive or from seeking any other remedy for any such breach or threatened breach by the Executive, including the recovery of damages from the Executive.
                  10. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Board of Directors, and to the Executive, at 930 Park Avenue, Apartment 7-N, New York, New York 10028, unless another address has been given to the other party hereto in writing.
                  11. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to the employment of the Executive. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.

                  12. Renewals and Amendments. This Agreement may be renewed, extended, altered or amended at any time by mutual written agreement signed by both parties.
                  13. Binding Nature. This Agreement shall be binding upon the Company and its successors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                                     CARTER-WALLACE, INC.



                                             By___________________________
                                                  Chairman of the Board


                                              -----------------------------
                                                       RALPH LEVINE

                                                                    EXHIBIT 10.7

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of April 1, 1997, between CARTER-WALLACE, INC., a Delaware corporation (the "Company"), as the employer, and PAUL A. VETERI (the "Executive"), as the employee.

                              W I T N E S S E T H:

                  WHEREAS, the Executive has been employed by the Company
in an executive capacity for a number of years; and
                  WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth;
                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and the Executive agree as follows:
                  1. Period of Employment. The Company shall employ the Executive for a period commencing as of the date hereof and continuing for a period of five (5) years from September 1st of any year in which the Board of Directors decides, without cause, to terminate this Agreement.
                  2.       Compensation.  (a)   The Executive shall be paid a
base salary at the rate of not less than $750,000 per year, payable in equal semi-monthly installments. Notwithstanding the foregoing, said base salary may be increased (but not decreased) as determined by the Company in accordance with the policies of the Company and said increased salary shall thereafter be the base salary of the Executive. In addition, the Executive shall be entitled to participate in any retirement, pension, profit sharing, bonus, stock option and restricted stock award plans, and death and life insurance benefits and medical insurance programs, of the Company, now in existence or hereafter adopted, in which other executive employees participate, in accordance with the terms of any such plan, benefit or program.
                  3. Reimbursement for Expenses. The Company shall reimburse the Executive in a manner consistent with the policies of the Company for all reasonable expenses of the Company incurred or paid by the Executive in discharge of his duties hereunder.
                  4. Duties and Title of Executives. The Executive shall have such titles and shall perform such duties in an executive capacity as may be assigned to him from time to time by the Board of Directors of the Company. Initially, the Executive shall have the title of Executive Vice-President and Chief Financial Officer, and shall have the powers and duties that are normally exercised in and ordinarily pertain to this position.
                  To the extent feasible and consistent with applicable law, the Company shall use its best efforts to cause the Executive to be elected a director of the Company.
                  The Executive's office shall be located at the Company's executive office located at 1345 Avenue of the Americas, New York, New York 10105 or in such other suitable space in New York City as the Board of Directors may select.
                  5. Acceptance by Executive. The Executive accepts the aforementioned employment at the compensation specified above. During the term of this Agreement, the Executive shall devote his best efforts to the service of the Company and to the performance of the duties specified above competently, carefully and faithfully. The Executive shall be permitted to take an amount of vacation in each year of his employment in conformance with Company vacation policy.
                  6. Covenant Not to Compete. Except with the prior written consent of the Company authorized by a resolution adopted by the Board of Directors of the Company, during the period of employment hereunder and for a period of one year after the termination of such employment for any reason, the Executive will not, and will not permit any corporation, partnership or other business entity in which the Executive has a financial interest, to engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by the Executive of not more than one per cent of the capital stock of any other corporation or a one per cent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 6.
                  7. Secrecy. The Executive recognizes and acknowledges that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. The Executive will not, during the term of his employment or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Board of Directors of the Company, unless such information shall have previously become public knowledge.
                  8. Termination. (a) The employment of the Executive by the Company may be terminated at any time, as follows:
                           (i)      The Board of Directors, by a vote of a
majority of the Board of Directors, may terminate the employment of the Executive if the conduct of the Executive shall, in the opinion of the Board of Directors, constitute just cause for immediate dismissal. As used herein, the term "just cause" shall mean conduct justifying immediate dismissal, consisting of theft, conviction of a felony, insubordination, gross neglect of duty, breach of any covenant contained in Section 6 or 7 hereof, habitual drunkenness, or excessive absenteeism not related to illness.
                           (ii)  The employment of the Executive shall
terminate if the Executive shall voluntarily leave the employment of the Company.
                           (iii)  The Board of Directors of the Company, by a
vote of a majority of the Board of Directors, may terminate the employment of the Executive if it shall determine that the Executive has become incapacitated or disabled to such an extent that he is incapable of performing the duties and services required to be performed hereunder for a period or periods aggregating in excess of six months in any twelve month period.

                           (iv)      The employment of the Executive shall
terminate if the Executive shall die.
                  (b) If the Executive's employment is terminated under clauses
(i) or (ii) of Section 8(a), the Company shall have no further obligations to the Executive hereunder, except the Company shall pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary up to the date of such termination.
                  (c) If the Executive's employment is terminated pursuant to clause (iii) of Section 8(a), the Company shall (i) pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary and bonus under the Company's Profit Sharing Plan prorated to the date of such termination, and for this purpose a simple proration shall be made on a monthly basis, including the month during which the termination took place; and (ii) shall make, or cause to be made, payments to the Executive, including any payments made to the Executive under the Company's Long-Term Disability Income Plan, equal to Sixty Percent (60%) of the Executive's base salary, payable in equal semi-monthly payments, from the date of such termination until the earlier of the date on which the Executive reaches age 65 or the death of the Executive.
                  (d) If the Executive's employment is terminated pursuant to clause (iii) of Section 8(a) and the Executive shall subsequently die before September 1 in the fifth year following such termination, or if the Executive's employment is terminated pursuant to clause (iv) of Section 8(a), the Company shall (i) pay to the Executive's estate the full compensation due to the Executive and not theretofore paid, for base salary and bonus prorated to the date of such termination, and for this purpose, a simple proration shall be made on a monthly basis, including the month during which the termination took place; (ii) pay in the manner directed by the Executive's will the total amount of all deferred compensation payable to the Executive and not theretofore paid under the Company's Executives' Additional Compensation Plan; (iii) use its best efforts to cause all insurance proceeds to which the Executive's designated beneficiary or beneficiaries are entitled under all Company sponsored insurance plans covering the Executive to be paid to such beneficiary or beneficiaries; and (iv) cause the Executive's contributions to the Company's retirement plan to be paid as directed by the Executive's will.
                  (e) If, at any time, the Company terminates the Executive's employment without cause, the Executive shall not have any right to participate in the stock option and restricted stock award plans of the Company, but the Executive's participation in and coverage under other Company plans and programs, including the Executive Health Plan, shall continue for the term of this Agreement and thereafter in accordance with the terms of said plans and programs and the Executive shall be entitled to whatever other rights he has against the Company at law or in equity.
                  9. Remedies. In the event of a breach or threatened breach by the Executive of the provisions of Section 6 or Section

7 of this Agreement, the Company shall be entitled to seek an injunction restraining the Executive from violating either of said provisions. If the Executive shall breach or threaten to breach any of the provisions of Section 6 or Section 7 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to the Executive or from seeking any other remedy for any such breach or threatened breach by the Executive, including the recovery of damages from the Executive.
                  10. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Board of Directors, and to the Executive, at 930 Park Avenue, Apartment 7-N, New York, New York 10028, unless another address has been given to the other party hereto in writing.
                  11. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to the employment of the Executive. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.
                  12. Renewals and Amendments. This Agreement may be renewed, extended, altered or amended at any time by mutual written agreement signed by both parties.

                  13. Binding Nature. This Agreement shall be binding upon the Company and its successors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                             CARTER-WALLACE, INC.



                                        By___________________________
                                              Chairman of the Board


                                         -----------------------------
                                                 PAUL A. VETERI

                                                                    EXHIBIT 10.8

                         EXECUTIVE EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of April 15, 1997, between CARTER-WALLACE, INC., a Delaware corporation (the "Company"), as the employer, and HERBERT SOSMAN (the "Executive"), as the employee.

                              W I T N E S S E T H:

                  WHEREAS, the Executive has been employed by the Company in an executive capacity for a number of years; and
                  WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth;
                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and the Executive agree as follows:
                  1. Period of Employment. The Company shall employ the Executive for a period commencing as of October 31, 1997 and terminating as of October 30, 1999.
                  2. Compensation. (a) The Executive shall be paid a base salary at the rate of not less than $521,000 per year, payable in equal semi-monthly installments. Notwithstanding the foregoing, said base salary may be increased (but not decreased) as determined by the Company in accordance with the policies of the Company and said increased salary shall thereafter be the base salary of the Executive. In addition, the Executive shall be entitled to participate in any retirement, pension, profit sharing, bonus, stock option and restricted stock award plans, and death and life insurance benefits and medical insurance programs, of the Company, now in existence or hereafter adopted, in which other executive employees participate, in accordance with the terms of any such plan, benefit or program.
                  3. Reimbursement for Expenses. The Company shall reimburse the Executive in a manner consistent with the policies of the Company for all reasonable expenses of the Company incurred or paid by the Executive in discharge of his duties hereunder.
                  4. Duties and Title of Executive. The Executive shall have such titles and shall perform such duties in an executive capacity as may be assigned to him from time to time by the Board of Directors of the Company. Initially, the Executive shall be a Vice President of the Company and have the title of President of the Company's Wallace Division, and shall have the powers and duties that are normally exercised in and ordinarily pertain to these positions.
                  The Executive's principal office shall be located at the Company's facilities in Cranbury, New Jersey and/or in such other suitable space in New York City as the Board of Directors may select.
                  5. Acceptance by Executive. The Executive accepts the aforementioned employment at the compensation specified above. During the term of this Agreement, the Executive shall devote his best efforts to the service of the Company and to the performance of the duties specified above competently, carefully and faithfully. The Executive shall be permitted to take an amount of vacation in each year of his employment in conformance with Company vacation policy.
                  6. Covenant Not to Compete. Except with the prior written consent of the Company authorized by a resolution adopted by the Board of Directors of the Company, during the period of employment hereunder and for a period of one year after the termination of such employment for any reason, the Executive will not, and will not permit any corporation, partnership or other business entity in which the Executive has a financial interest, to engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by the Executive of not more than one per cent of the capital stock of any other corporation or a one per cent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 6.
                  7. Secrecy. The Executive recognizes and acknowledges that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. The Executive will not, during the term of his employment or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Board of Directors of the Company, unless such information shall have previously become public knowledge.
                  8. Termination. (a) The employment of the Executive by the Company may be terminated at any time, as follows:
                                    (i) The Board of Directors of the Company,
                  by a vote of a majority of the directors, without cause and in its sole discretion, may terminate the employment of the Executive at any time by giving the Executive ninety (90) days notice in writing of its election to terminate the employment.
                                    (ii) The Board of Directors of the Company,
                  by a vote of a majority of the directors, may terminate the employment of the Executive if the conduct of the Executive shall constitute just cause for immediate dismissal. As used herein, the term "just cause" shall mean theft, conviction of a felony, insubordination, gross neglect of duty, breach of any covenant contained in Sections 6 or 7 hereof, habitual drunkenness, or excessive absenteeism not related to illness.
                                    (iii) The employment of the Executive shall
                  terminate if the Executive shall voluntarily leave the employment of the Company.
                                    (iv)  The Board of Directors of the Company,
                  by a vote of a majority of the directors, may terminate the employment of the Executive if it shall determine that the Executive has become incapacitated or disabled to such an extent that he is incapable of performing the duties and services required to be performed hereunder for a period or periods aggregating in excess of six months in any twelve month period.
                                    (v)  The employment of the Executive shall
                  terminate if the Executive shall die.
                           (b)      If the Executive's employment is terminated
under clause (i) of Section 8(a), the Company shall pay the Executive, as severance, an amount equal to the sum of two times the annual base salary of the Executive, payable in substantially equal twenty-four (24) monthly payments, commencing thirty (30) days after the employment is terminated.
                           (c)      If the Executive's employment is terminated
under clauses (ii) or (iii) of Section 8(a), the Company shall have no further obligations to the Executive hereunder, except the Company shall pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary up to the date of such termination.
                           (d)      If the Executive's employment is terminated
pursuant to clause (iv) of Section 8(a), the Company shall (i) pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary and bonus under the Company's Profit Sharing Plan prorated to the date of such termination, and for this purpose a simple proration shall be made on a monthly basis, including the month during which the termination took place; and (ii) shall make, or cause to be made, payments to the Executive, including any payments made to the Executive under the Company's Long-Term Disability Income Plan, equal to Sixty Percent (60%) of the Executive's base salary, payable in equal semi-monthly payments, from the date of such termination until the earlier of the date on which the Executive reaches age 65 or the death of the Executive.
                           (e)      If the Executive's employment is terminated
pursuant to clause (v) of Section 8(a), the Company shall (i) pay to the Executive's estate the full compensation due to the Executive and not theretofore paid, for base salary and bonus prorated to the date of such termination, and for this purpose, a simple proration shall be made on a monthly basis, including the month during which the termination took place; (ii) pay in the manner directed by the Executive's will the total amount of all deferred compensation payable to the Executive and not theretofore paid under the Company's Executives' Additional Compensation Plan; (iii) use its best efforts to cause all insurance proceeds to which the Executive's designated beneficiary or beneficiaries are entitled under all Company sponsored insurance plans covering the Executive to be paid to such beneficiary or beneficiaries; and (iv) cause the Executive's contributions to the Company's retirement plan to be paid as directed by the Executive's will.

                           (f)      If, at any time, the Company terminates the
Executive's employment without cause, the Executive shall not have any right to participate in the stock option and restricted stock award plans of the Company, but the Executive's participation in and coverage under other Company plans and programs, including the Executive Health Plan, shall continue for the term of this Agreement and thereafter in accordance with the terms of said plans and programs.
                  9. Remedies. In the event of a breach or threatened breach by the Executive of the provisions of Section 6 or Section 7 of this Agreement, the Company shall be entitled to seek an injunction restraining the Executive from violating either of said provisions. If the Executive shall breach or threaten to breach any of the provisions of Section 6 or Section 7 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to the Executive or from seeking any other remedy for any such breach or threatened breach by the Executive, including the recovery of damages from the Executive.
                  10. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Board of Directors, and to the Executive, at 10 Hyde Circle, Watchung, New Jersey 07060, unless another address has been given to the other party hereto in writing.

                  11. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to the employment of the Executive. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.
                  12. Renewals and Amendments. This Agreement may be renewed, extended, altered or amended at any time by mutual written agreement signed by both parties.
                  13. Binding Nature. This Agreement shall be binding upon the Company and its successors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          CARTER-WALLACE, INC.



                                         By___________________________
                                               Chairman of the Board


                                          -----------------------------
                                                  HERBERT SOSMAN

                                                                   EXHIBIT 10.19

                         EXECUTIVE EMPLOYMENT AGREEMENT



                  AGREEMENT dated as of September ll, l996, between CARTER-WALLACE, INC., a Delaware corporation (the "Company") as the employer, and T. ROSIE ALBRIGHT (the "Executive"), as the employee.

                              W I T N E S S E T H:

                           WHEREAS, the Company desires to employ the
Executive and the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth;
                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and the Executive agree as follows:
                  l. Period of Employment. The Company shall employ the Executive under the terms of this Agreement for a period commencing as of December 4, l995 and terminating December 3, 2000.
                  2. Compensation. (a) The Executive shall be paid a base salary at the rate of $400,000 per year, payable in equal semi-monthly installments. Notwithstanding the foregoing, said base salary may be increased in the discretion of the Board of Directors of the Company and said increased salary shall thereafter be the base salary of the Executive. In addition, the Executive shall be entitled to participate in any retirement, pension, health and life insurance benefits and medical insurance programs, profit sharing program, stock option, restricted stock award and any other fringe benefit plans of the Company, now in existence or hereafter adopted, in which other executive employees participate, in accordance with the terms of any such plan, benefit or program.
                  (b) Executive's participation in the Carter Division Profit Sharing Plan will commence in the fiscal year beginning April l, l996 and Executive will be guaranteed a bonus for the fiscal year beginning April l, l996 and ending March 3l, l997 at the maximum level for the Division. The Company agrees to make Executive whole for the loss of all or any part of Executive's Revlon bonus which Executive has represented she is entitled to and which is between 40% to 80% of Executive's base pay. To the extent Executive is denied the entire amount or any portion of the bonus due to Executive leaving Revlon to work for Carter- Wallace, the Company will pay Executive the amount Executive is denied upon submission of suitable supporting documentation. For this calculation, it is agreed that the bonus Executive will be entitled to from Revlon is 67.2% x Executive's base salary at Revlon of $280,000 for a total bonus of $l88,l60.
                  (c) The Company is considering adopting a Stock Option Plan. This plan is subject to approval by the Board of Directors of Carter-Wallace, Inc. and the shareholders of the Corporation.
Upon approval and implementation the Executive will be eligible for participation in accordance with the terms of the plans approved by the shareholders of the Corporation and it is projected that the Executive should be awarded approximately l6,000 shares of restricted stock and options on approximately 64,000 shares in the first year of adoption.
                  (d) The Company agrees to provide relocation coverage on Executive's home in St. Croix. This will include reimbursement for closing costs, real estate brokerage fees and other approved expenses in accordance with the terms of the Company's Relocation Policy, a copy of which is attached. For purposes of guaranteeing the value of Executive's St. Croix house, the Company will immediately secure two independent fair market value appraisals predicated on comparables. The average of these appraisals, assuming they are within 5% of one another, will determine the amount which the Company will guarantee. If they are not, the Company will secure a third appraisal and use the average of the two closest appraisals.
                  3. Reimbursement for Expenses. The Company shall reimburse the Executive in a manner consistent with the policies of the Company for all reasonable expenses of the Company incurred or paid by the Executive in discharge of her duties hereunder.
                  4. Duties and Titles of Executive. The Executive shall have such titles and shall perform such duties in an executive capacity as may be assigned to her from time to time by the Board of Directors of the Company. Initially, the Executive shall have the title of President of the Carter Products Division and Vice-President, Consumer Products, U.S., Carter-Wallace, Inc.

and shall have the powers and duties that are normally exercised by and ordinarily pertain to said positions.
                  The Executive's principal office shall be located at the Company's facilities located at Cranbury, New Jersey.
                  5. Acceptance by Executive. The Executive accepts the aforementioned employment at the compensation specified above. During the term of this Agreement, the Executive shall devote her best efforts to the service of the Company and to the performance of the duties specified above competently, carefully and faithfully. The Executive shall be permitted to take four weeks of vacation in each year of her employment in conformance with Company vacation policy.
                  6. Covenant Not to Compete. Except with the prior written consent of the Company authorized by a resolution adopted by the Board of Directors of the Company, during the period of employment hereunder and for a period of one year after the termination of such employment for any reason, the Executive will not, and will not permit any corporation, partnership or other business entity in which the Executive has a financial interest, to engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by the Executive of not more than one percent of the capital stock of any other corporation or a one percent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 6.

                  7. Secrecy. The Executive recognizes and acknowledges that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. The Executive will not, during the term of her employment or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Board of Directors of the Company, unless such information shall have previously become public knowledge. On the Effective Date, the Executive will sign the Company's standard agreement relating to secrecy and inventions (the "Secrecy Agreement"), a copy of which is annexed hereto as Exhibit "A".
                  8. Termination. (a) The employment of the Executive by the Company may be terminated at any time prior to December 3, 2000 as follows:
                  (i) The Company may terminate the employment of the Executive if the conduct of the Executive shall, in the opinion of the Company, constitute just cause for immediate dismissal. As used herein, the term "just cause" shall mean conduct justifying immediate dismissal, consisting of theft, conviction of a felony, insubordination, gross neglect of duty, breach of any covenant contained in Sections 6 or 7 hereof, habitual drunkenness, or excessive absenteeism not related to illness.
                      (ii) The Company may terminate the employment of the Executive if it shall determine that the Executive has become incapacitated or disabled to such an extent that she is incapable of performing the duties and services required to be performed hereunder for a period or periods aggregating in excess of six months in any twelve month period.
                      (iii) The employment of the Executive shall terminate if the Executive shall die before December 3, 2000.
                  (b) If the Executive's employment is terminated under clauses (i) of Section 8(a) or if the employee voluntarily leaves the employment of the Company before December 3, 2000, the Company shall have no further obligations to the Executive hereunder except the Company shall pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary up to the date of such termination.
                  (c) If the Executive's employment is terminated pursuant to clause (iii) of Section 8(a), the Company shall (i) pay to the Executive the full compensation due to the Executive and not theretofore paid for base salary and bonus under the Company's Profit Sharing Plan prorated to the date of such termination, and for this purpose a simple proration shall be made on a monthly basis, including the month during which the termination took place; and (ii) shall make, or cause to be made, payments to the Executive, including any payments made to the

Executive under the Company's Long-Term Disability Income Plan.
                  (d) If the Executive's employment is terminated pursuant to clause (iii) of Section 8(a) and the Executive shall subsequently die or if the Executive's employment is terminated pursuant to clause (iv) of
Section 8(a), the Company shall (i) pay to the Executive's estate the full compensation due to the Executive and not theretofore paid, for base salary and bonus prorated to the date of such termination, and for this purpose, a simple proration shall be made on a monthly basis, including the month during which the termination took place; (ii) pay in the manner directed by the Executive's will the total amount of all deferred compensation payable to the Executive and not theretofore paid under the Company's Executives' Additional Compensation Plan;
(iii) use its best efforts to cause all insurance proceeds to which the Executive's designated beneficiary or beneficiaries are entitled under all Company sponsored insurance plans covering the Executive to be paid to such beneficiary or beneficiaries; and (iv) cause the Executive's contributions to the Company's retirement plan to be paid as directed by the Executive's will.
                  (e) If, at any time, the Company terminates the Executive's employment without cause, the Executive shall not have any right to participate in the stock option and restricted stock award plans of the Company, but the Executive's participation in and coverage under other Company plans and programs, including the Executive Health Plan, shall continue for the term of this Agreement and thereafter in accordance with the terms of said plans and programs and Executive shall be entitled to whatever other rights she has against the Company at law or in equity.
                  9. Remedies. In the event of a breach or threatened breach by the Executive of the provisions of Section 6 or Section 7 of this Agreement, the Company shall be entitled to seek an injunction restraining the Executive from violating either of said provisions. If the Executive shall breach or threaten to breach any of the provisions of Section 6 or Section 7 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to the Executive or from seeking any other remedy for any such breach or threatened breach by the Executive, including the recovery of damages from the Executive.
                  10. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105,
Attention:  Henry H. Hoyt, Jr., Chairman of the Board, and to the
Executive at 85 Mayapple Road, Stamford, CT. 06903, unless another address has been given to the other party hereto in writing.
                  ll. Interpretation. No provision of the Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to the employment of the Executive. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.
                  12. Renewals and Amendments. This Agreement may be renewed, extended, altered or amended at any time by mutual written agreement signed by both parties.
                  13. This Agreement shall be binding upon the Company and its successors.
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                                CARTER-WALLACE, INC.


                                                By__________________________
                                                    Chairman of the Board



                                                  --------------------------
                                                        T. ROSIE ALBRIGHT

                                                                   EXHIBIT 10.20

                              CONSULTING AGREEMENT



                  AGREEMENT effective the 15th day of July, 1996, between CARTER-WALLACE, INC., 1345 Avenue of the Americas, New York, New York 10105, a Delaware corporation (the "Company"), and DANIEL J. BLACK, with a mailing address at 45 East 62nd Street, New York, New York 10021 ("Consultant").
                  WHEREAS, the Company desires to secure the services of Consultant; and,
                  WHEREAS, Consultant is willing to render consulting and advisory services to the Company as provided herein upon the terms and conditions hereinafter set forth.
                  NOW, THEREFORE, in consideration of the mutual covenants herein, the Company and Consultant agree as follows:
                  1.       Retention.  The Company hereby retains Consultant
and Consultant agrees to render consulting and other services to the Company.
                  2.       Compensation.  (a)   Consultant shall be paid a fee
of Four Hundred Thousand Dollars ($400,000.00) per year payable in equal bi-monthly payments. In the event this Agreement is terminated within any year, there shall be a reduction in the fee equal in percentage to the percentage of the year remaining at the date this Agreement terminates.
                           (b)      Travel expenses are subject to the Company's
prior written approval.  At Company's request, Consultant shall provide suitable proof of expenditure of out-of-pocket expenses for travel prior to payment by Company. Company shall reimburse Consultant for approved and documented out-of-pocket travel expenses within ten (10) days of receipt of said bill. During the term of this Agreement, the Company shall also reimburse Consultant for his reasonable out-of-pocket expenses related to his consulting services on submission of suitable evidence of expenditure.
                  3.       Term and Termination.   (a)      (i)  This Agreement
shall commence as of April 1, 1997 and shall remain in effect for a period of three (3) years and thereafter renewable for additional periods of one (1) year upon mutual agreement of both parties, unless sooner terminated as provided for herein.
                                    (ii)     This Agreement shall automatically
terminate if the Consultant dies, becomes incapacitated or disabled to such an extent that he is incapable of performing the services required to be performed hereunder.
                                    (iii)  Either party hereto shall have the
right to terminate this Agreement if the other party shall breach any obligation contained in this Agreement and such breach is not remedied within sixty (60) days following written notice thereof.
                          (b)      No payments shall be due Consultant except as
specified in this Agreement. The Company shall have no further obligation to Consultant hereunder after termination or expiration of this Agreement except to pay the Consultant the consulting fees specified in clause "2" above incurred prior to termination of his consulting services. Consultant shall not be entitled to any consulting fees relating to any period after termination of this Agreement.
                           (c)      The obligations set forth in clauses "5" and
"6" survive termination of this Agreement.
                  4.       Services.          (a)  Consultant agrees that the
consulting services shall be personally performed by Daniel J.
Black.  Consultant agrees to render the following consulting and advisory services relating to the subjects listed below:
                                    (i)   development and strategies - profit
sharing and other incentive programs;
                                    (ii)     long term financial planning and
strategies;
                                    (iii) acquisition review; (iv) membership on
                                    Executive Committee; (v) international
                                    operations; and (vi) such other projects as
                                    may be assigned
to Consultant by Company.
                           (b)     Consultant agrees to be available eighty (80)
working days a year to perform the services listed hereinabove.
                           (c)      Consultant's services shall be conducted
either in the Company's New York office or such other location to be provided by Consultant.
                  5.       Secrecy.         Consultant shall keep strictly
confidential all materials, information, and knowledge obtained or acquired from the Company, as a result of the performance of services hereunder, and Consultant acknowledges that such material, information, and knowledge are special, valuable, and unique assets of the Company. During the term of this Agreement or at any time thereafter, Consultant will not use or disclose to any person, firm or corporation, other than the Company, any such information without prior written consent of the Company unless such information shall have previously become public knowledge through no fault of Consultant.
                  6. Inventions. Worldwide ownership and title in any ideas, concepts, products, components, developments, patent rights, copyrights, trademarks, processes, formulations, methodology, know-how, techniques, improvements, or inventions relating to the subject matter of this Agreement and resulting from the arrangements provided for herein shall be the sole property of the Company, and Consultant agrees to execute and/or cause to be executed upon request by the Company and deliver to the Company any and all documents as may be necessary or desirable to perfect title to them in the Company, its successors, assigns, or legal representatives.
                  7. Notices. All communications hereunder shall be in writing and delivered or mailed by First Class Mail, postage prepaid, to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Chairman of the Board, and to Consultant at the address shown hereinabove, unless another address has been given to the other party hereto in writing.
                  8. Interpretation. No provision of this Agreement may be altered or waived except by written instrument executed by both parties. This Agreement constitutes the entire contract between the parties hereto in respect to the subject matter hereof, and no party shall be bound in any manner by any warranties, representatives, or guarantees, except as specifically set forth in this Agreement.
              9. Independent Contractor. It is understood and agreed that Consultant is not an agent or employee of the Company for any purpose whatever, but is an independent contractor, and Consultant shall not act or attempt to act or represent himself as an agent or employee of the Company. As an independent contractor, Consultant shall be responsible for payment of any and all taxes in connection with this Agreement.
             10.  This Agreement may not be assigned by Consultant.
             11. Entire Agreement. This Agreement supersedes all other agreements that may exist between the parties relating to the subject matter hereof. This Agreement sets forth the entire agreement and understanding between the parties pertaining to the subject matter hereof and neither party shall be bound by any definition, condition, warranty or representation other than as expressly stated in this Agreement or as subsequently set forth in writing and executed by Consultant and duly authorized officer of the Company.
          12. Waiver. The failure on the part of Company or Consultant to exercise or enforce any rights conferred upon it hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof at any time or times thereafter.
          13. Headings. The various headings of this Agreement are inserted for convenience only and shall not limit or affect the meaning of any section hereof.
          14. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New
York. The parties expressly consent to the jurisdiction over the parties of the courts of the State of New York and the U. S.
District Court for the Southern District of New York for the purpose of adjudicating any dispute or claim arising under this Agreement.
          15. Further Assurances. Each of the parties hereto shall do such acts and make and deliver such instruments and documents at and after the date of this Agreement as may be reasonably required to effectuate the agreements herein and the transactions contemplated hereby.
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                               CARTER-WALLACE, INC.

                                             By:______________________
                                                 Henry H. Hoyt, Jr.
                                               Chairman of the Board


                                                ----------------------
                                                   Daniel J. Black